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                                                                    Exhibit 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Investment Plan Supplement for Employees and Field Underwriters of MONY Life Insurance Company (the "Plan") on Form 11-K for the period ended December 31, 2002 (the "Report"), I, Richard Daddario, Chief Financial Officer of The MONY Group Inc., hereby certify to my knowledge that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

A signed original of this written statement required by Section 906 has been provided to The MONY Group Inc. and will be retained by The MONY Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ Richard Daddario
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Richard Daddario
Chief Financial Officer
June 27, 2003